                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Karen M. Muller and Jennifer Marre and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Lehman Brothers Holdings Inc. filed concurrently herewith, and any and all amendments (including post-effective amendments) and supplements to such Registration Statement and any Registration Statement previously filed by the Registrant or a predecessor in interest, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: June 19, 1998

                     SIGNATURE                                      TITLE
                     ---------                                      -----
             /s/ RICHARD S. FULD, JR.                Chief Executive Officer and
---------------------------------------------------    Chairman of the Board of
               Richard S. Fuld, Jr.                    Directors
                                                       (principal executive officer)

               /s/ CHARLES B. HINTZ                  Chief Financial Officer
---------------------------------------------------    (principal financial and
                 Charles B. Hintz                      accounting officer)

              /s/ MICHAEL L. AINSLIE                 Director
---------------------------------------------------
                Michael L. Ainslie

                 /s/ JOHN F. AKERS                   Director
---------------------------------------------------
                   John F. Akers

               /s/ ROGER S. BERLIND                  Director
---------------------------------------------------
                 Roger S. Berlind

             /s/ THOMAS H. CRUIKSHANK                Director
---------------------------------------------------
               Thomas H. Cruikshank

                 /s/ HENRY KAUFMAN                   Director
---------------------------------------------------
                   Henry Kaufman

             /s/ HIDEICHIRO KOBAYASHI                Director
---------------------------------------------------
               Hideichiro Kobayashi

               /s/ JOHN D. MACOMBER                  Director
---------------------------------------------------
                 John D. Macomber

                                                     Director
---------------------------------------------------
                   Dina Merrill